UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2005

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 15, 2005, the Board of Directors (the “Board”) of Advance America, Cash Advance Centers, Inc. (the “Company”) expanded the Company’s Board to nine members and appointed Kenneth E. Compton, the Company’s president and chief executive officer, and Donovan A. Langford, III to fill the two newly created vacancies.

A description of Mr. Compton’s background and experience is included in Item 5.02 to our Current Report on Form 8-K filed August 24, 2005, and that description is incorporated herein by this reference. Mr. Langford, age 55, is a CPA and has been vice president of WMX, Inc., a management consulting firm, since 1994. From 1990 to 1993, Mr. Langford was the chief financial officer and vice president of finance, administration, and distribution of the textbook publisher, ScottForesman. He also was controller of The Field Corporation from 1986 to 1990, and worked for Arthur Andersen & Co. from 1973 to 1986. Mr. Langford serves on the boards of directors of Harley-Davidson Customer Funding Corp. and Harley-Davidson Funding Corp., both of which are indirectly wholly-owned subsidiaries of Harley-Davidson, Inc., as well as the boards of directors of several other companies, including Fones4All and AeroMetric, Inc. He also is president of the board of directors of USRowing, the national governing body for the sport of rowing.

The Board also determined that Mr. Langford (i) is an “independent” director of the Company according to the New York Stock Exchange (the “NYSE”) listing standards, (ii) satisfies the financial literacy requirements of the NYSE and U.S. Securities and Exchange Commission, and (iii) duly qualifies as a financial expert and satisfies the applicable requirements regarding accounting or related financial management expertise.  As a result of the new appointments, the independent members of the Board are Ms. Claire L. Arnold and Messrs. Stephen K. Benjamin, Robert H. Chapman, III, Thomas E. Hannah, Donovan A. Langford, III, and W. Olin Nisbet.

Item 5.03.                  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 15, 2005, the Board voted to amend and restate in their entirety the Company’s bylaws (the “Amended and Restated Bylaws”), effective immediately.  The amendment moved the position of Chairman of the Board from the list of Company officers to the provisions relating to the responsibilities of the Board, and added to the Board responsibilities the position of Vice Chairman of the Board.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.                  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2005

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the registrant.